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                                                                      EXHIBIT 21

                EXTENDICARE HEALTH SERVICES, INC. & SUBSIDIARIES

Adult Services Unlimited, Inc
Alpine Health & Rehabilitation Center, LLC
Arbors At Bayonet Point, LLC
Arbors At Fairlawn Care, LLC
Arbors At Fairlawn Realty OH, LLC

Arbors At Sylvania Care, LLC
Arbors At Sylvania Realty Oh, LLC
Arbors At Tampa, LLC
Arbors At Toledo, Inc
Arbors East, Inc

Arbors West Care, LLC
Arbors West Realty Oh, LLC
Blanchester Care, LLC
Canton Care, LLC
Colonial Care, LLC

Columbus Rehabilitation Realty Oh, LLC
Columbus Rehabilitation Care, LLC
Concordia Manor, LLC
Dayton Care, LLC
Delaware Care, LLC

Extendicare Great Trail, Inc
Extendicare Health Facilities, Inc
Extendicare Health Facility Holdings, Inc
Extendicare Health Network, Inc
Extendicare Health Services, Inc

Extendicare Homes, Inc.
Extendicare Of Indiana, Inc.
Fir Lane Terrace Convalescent Center, Inc
First Coast Health & Rehab Center, LLC
Fiscal Services Group, LLC

Gallipolis Care, LLC
Great Trail Care, LLC
Greenbriar Care, LLC
Greenbrook Care, LLC
Health Poconos, Inc

Heritage Care, LLC
Hilliard Care, LLC
Indiana Health & Rehab. Centers Partnership
Jackson Heights Rehab Center, LLC
Jacksonville Care, LLC

Kaufman Street, WV, LLC
Kissimmee Care, LLC
Lady Lake Care, LLC
London Care, LLC
Marietta Care, LLC
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Marshall Properties, Inc
Milford Care, LLC
New Castle Care, LLC
New Horizon Care, LLC
North Rehabilitation Care, LLC

Northern Health Facilities, Inc.
Orange Park Care, LLC
Oregon Care, LLC
Palm Court Care, LLC
Partners Health Group -- Florida, LLC

Partners Health Group -- Louisiana, LLC
Partners Health Group -- Texas, LLC
Partners Health Group, LLC
Port Charlotte Care, LLC
Richey Manor, LLC

Rockledge Care, LLC
Rockmill Care, LLC
Rocksprings Care, LLC
Safety Harbor Care, LLC
Sarasota Care, LLC

Seminole Care, LLC
South Heritage Health & Rehabilitation Center, LLC
Star Purchasing Services, LLC
The Oaks Residential & Rehabilitation Center, LLC
The Progressive Step Corporation
Treasure Isle Care Center, LLC

Waterville Care, LLC
Winter Haven Care, LLC
Winter Haven Health & Rehabilitation Center, LLC
Woodsfield Care, LLC